UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

ROWAN COMPANIES plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Supplemental Indentures

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On January 15, 2014, Rowan Companies, Inc. (“Rowan Delaware”) and its parent company, Rowan Companies plc (“Rowan UK” and together with Rowan Delaware, the “Obligors”), completed an underwritten public offering of $800.0 million aggregate principal amount of Rowan Delaware’s senior notes, consisting of $400.0 million aggregate principal amount of its 4.75% Senior Notes due 2024 (the “2024 Notes”) and $400.0 million aggregate principal amount of its 5.85% Senior Notes due 2044 (the “2044 Notes” and together with the 2024 Notes, the “Notes”) along with the related guarantees of the Notes on a full and unconditional basis by Rowan UK (the “Guarantees” and together with the Notes, the “Securities”). The 2024 Notes constitute a new series of debt securities under an indenture dated as of July 21, 2009 (the “Base Indenture”) between Rowan Delaware and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the sixth supplemental indenture thereto dated as of January 15, 2014 (the “Sixth Supplemental Indenture”) by and among the Obligors and the Trustee. The 2044 Notes constitute a new series of debt securities under the Base Indenture, as amended and supplemented by the seventh supplemental indenture thereto dated as of January 15, 2014 (the “Seventh Supplemental Indenture”) by and among the Obligors and the Trustee. The Base Indenture, as supplemented by the Sixth Supplemental Indenture is referred to herein as the “2024 Notes Indenture” and the Base Indenture, as supplemented by the Seventh Supplemental Indenture is referred to herein as the “2044 Notes Indenture.” The 2024 Notes Indenture and the 2044 Notes Indenture are referred to herein collectively as the “Indentures” and set forth the specific terms applicable to the Securities. The description of the Indentures contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, a copy of which was filed as Exhibit 4.4 of the Registration Statement on Form S-3 filed on May 16, 2012 and is incorporated by reference herein, the Sixth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.2 and is incorporated by reference herein and the Seventh Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.3 and is incorporated by reference herein.

Interest on the 2024 Notes and the 2044 Notes is payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2014. The 2024 Notes will mature on January 15, 2024 and the 2044 Notes will mature on January 15, 2044.

Net proceeds from the offering of the Securities, after deducting the underwriting discount and estimated offering expenses, are approximately $792.2 million. Rowan Delaware intends to use such net proceeds for general corporate purposes, including capital expenditures.

At any time and from time to time, Rowan Delaware may redeem any or all of the Notes for a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to, but excluding, the redemption date plus the applicable make-whole premium, if any. There will be no make-whole premium applicable to redemption of the 2024 Notes on and after October 15, 2023 or applicable to redemption of the 2044 Notes on and after July 15, 2043.

The Notes are Rowan Delaware’s senior unsecured obligations and rank senior in right of payment to all of the subordinated indebtedness of Rowan Delaware and pari passu in right of payment with any of Rowan Delaware’s existing and future senior indebtedness, including Rowan Delaware’s 5% Senior Notes due 2017, 7.875% Senior Notes due 2019, 4.875% Senior Notes due 2022, 5.4% Senior Notes due 2042 and any indebtedness under Rowan Delaware’s senior revolving credit facility. The Notes rank effectively junior to Rowan Delaware’s secured indebtedness, if any (including any letter of credit reimbursement obligations under our credit facility that are secured by cash deposits), to the extent of the value of its assets constituting collateral securing that indebtedness and effectively junior to all indebtedness and other liabilities, including trade payables, of Rowan Delaware’s subsidiaries (other than indebtedness and liabilities owed to Rowan Delaware). The Notes are fully and unconditionally guaranteed on a senior unsecured basis by Rowan UK.

The following are events of default with respect to each series of the Notes:

(1) default in the payment of any interest upon the Notes of such series when due and payable that continues for 30 days;

(2) default in the payment of principal of, or premium, if any, on the Notes of such series when due at its maturity, declaration of acceleration, call for redemption or otherwise;

(3) default in the performance, or breach, of any covenant set forth in Article Ten of the Indentures (other than a covenant for which default or breach is specifically addressed within these events of default) that continues for 60 days after there has been given written notice from the trustee or holders of at least 25% in principal amount of the Notes of such series outstanding specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the respective Indenture;

(4) default in the performance, or breach, of any covenant of the Indentures (other than a covenant in Article Ten of the Indentures and any other covenant for which default or breach is specifically addressed within these events of default) that continues for 120 days after there has been given written notice from the trustee or holders of at least 25% in principal amount of the Notes of such series outstanding specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the respective Indenture;

(5) certain events of bankruptcy, insolvency or reorganization with respect to Rowan Delaware;

(6) default in the deposit of any sinking fund payment when due; or

(7) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any current or future debt of Rowan Delaware or any of its Significant Subsidiaries (as such term is defined in Article I, Rule 1-02(w) of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended), or the payment of which is guaranteed by Rowan Delaware or any of its Significant Subsidiaries, if such default (a) is caused by a failure to pay principal of or premium, if any, or interest on such debt prior to the expiration of the grace period for such debt on the date of such default, or payment default, or (b) results in the acceleration of such debt prior to its express maturity and in each case described in (a) or (b), the principal amount of such debt, together with the principal amount of any other such debt under which there has been a payment default or the maturity of which has been so accelerated, aggregates at least $35.0 million.

If an event of default with respect to the Notes of either series occurs and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding Notes of such series may declare the principal amount of the Notes of such series to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to Rowan Delaware occurs and is continuing, the principal amount of the Notes outstanding will become immediately due and payable without any declaration or other act on the part of the trustee or any holders of the Notes. However the effect of such provision may be limited by applicable law. Under certain circumstances, the holders of a majority in principal amount of the outstanding Notes of each series may rescind any such acceleration with respect to the Notes of such series, and its consequences.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Indenture for Senior Debt Securities dated as of July 21, 2009 between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (included as Exhibit 4.4 of the Registration Statement on Form S-3 filed on May 16, 2012).

Exhibit 4.2*	Sixth Supplemental Indenture dated as of January 15, 2014, among Rowan Companies, Inc., Rowan Companies plc and U.S. Bank National Association, as trustee.

Exhibit 4.3*	Seventh Supplemental Indenture dated as of January 15, 2014, among Rowan Companies, Inc., Rowan Companies plc and U.S. Bank National Association, as trustee.

Exhibit 4.4*	Form of 4.75% Senior Note due 2024 (included in Exhibit 4.2 of this Current Report on Form 8-K).

Exhibit 4.5*	Form of 5.85% Senior Note due 2044 (included in Exhibit 4.3 of this Current Report on Form 8-K).

Exhibit 5.1*	Opinion of Andrews Kurth LLP.

Exhibit 5.2*	Opinion of Andrews Kurth LLP.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rowan Companies plc

By:	/s/ Kevin Bartol
Name:	Kevin Bartol
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: January 15, 2014

EXHIBIT INDEX

Exhibit 4.1	Indenture for Senior Debt Securities dated as of July 21, 2009 between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (included as Exhibit 4.4 of the Registration Statement on Form S-3 filed on May 16, 2012).

Exhibit 4.2*	Sixth Supplemental Indenture dated as of January 15, 2014, among Rowan Companies, Inc., Rowan Companies plc and U.S. Bank National Association, as trustee.

Exhibit 4.3*	Seventh Supplemental Indenture dated as of January 15, 2014, among Rowan Companies, Inc., Rowan Companies plc and U.S. Bank National Association, as trustee.

Exhibit 4.4*	Form of 4.75% Senior Note due 2024 (included in Exhibit 4.2 of this Current Report on Form 8-K).

Exhibit 4.5*	Form of 5.85% Senior Note due 2044 (included in Exhibit 4.3 of this Current Report on Form 8-K).

Exhibit 5.1*	Opinion of Andrews Kurth LLP.

Exhibit 5.2*	Opinion of Andrews Kurth LLP.

*	Filed herewith.